EXHIBIT 31.1

  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ya Tang Chao, certify that:

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 (1)  I have reviewed this annual report on Form 10-K of Web Wizard, Inc. (the "Company");
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 (2)  Based on my knowledge, this report does not contain any untrue  statement  of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which  such  statements  were  made, not misleading with respect to the period covered by this report;
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 (3)  Based on my knowledge, the consolidated financial statements, and other financial information included in this  report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;
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 (4)  The  Company's  other  certifying  officer  and  I  are  responsible for establishing and maintaining disclosure controls  and procedures (as defined in Exchange Act Rules 13a-15(e) and  15d-15(e))  and  internal  control  over  financial  reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:
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 (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed  under  our supervision,  to  ensure  that  material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
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 (b)  Designed such internal control over  financial  reporting,  or  caused  such  internal  control over financial reporting to be designed  under our supervision, to provide reasonable assurance regarding the reliability  of  financial  reporting  and  the preparation of financial statements for external purposes in accordance with generally accept accounting principles;
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 (c)  Evaluated the  effectiveness  of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
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 (d)  Disclosed in the report any change  in  the  Company's  internal control over financial reporting that has occurred during the
      Company's most recent fiscal quarter (the Company's fourth  fiscal  quarter  in  the  case  of  the  annual  report)  that has materially  affected,  or  is reasonably likely to materially affect, the Company's internal control over financial reporting;
      and
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 (5)  The Company's other certifying  officer  and  I  have  disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit  committee  of  the  Company's  board  of  directors  (or persons performing the equivalent functions):
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 (a)  All  significant  deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely  to  adversely affect the registrant's ability to record, process, summarize and report financial information; and
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 (b)  Any fraud, whether or not material,  that  involves management or other employees who have a significant role in the Company's internal control over financial reporting.
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Dated: December 16, 2009  /s/ Ya Tang Chao
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                          Ya Tang Chao
                          President, Chief Executive Officer, Treasurer, Secretary, Principal Financial Officer and Director
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